Securities and Exchange Commission
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 13, 2005


                            HAMPTON CONSULTING CORP.
                (Name of Registrant as specified in its charter)


                                TELS CORPORATION
                            -------------------------
                           (Former Name of Registrant)

            Utah                           0-12993             87-0373840
            ----                           -------             -----------
 (State or other jurisdiction of       (Commission File       (IRS Employer
 Incorporation or organization)            No.)             Identification No.)


               207 South Main Pratt, Kansas 67124 Ph: 620-672-3472
           -----------------------------------------------------------
          (Address and telephone number of principal executive offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                  INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 7.01  REGULATION FD DISCLOSURE

On February 13, 2005 the Registrant issued a press release relating to the formation of Hampton & Associates. The entity will be a subsidiary and will focus on business development through strategic planning, marketing, advertising, public relations and project management. Robert T. Hampton will serve as the Company's president.

The press release contains forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from these forward-looking statements.



(a) EXHIBITS.

EXHIBT     DESCRIPTION
------     -----------
 99.1      Press release dated as of February 13, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        HAMPTON CONSULTING CORP.


                                        BY: /s/ Von Hampton
                                            ---------------------
                                            Von Hampton


Dated: This 23rd  day of February 2005.